UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2015

STARTEK, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 E. Maplewood Ave., Suite 100
Greenwood Village, CO 80111
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:  (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
On June 1, 2015, StarTek, Inc. ("STARTEK"), filed a Current Report on Form 8-K to report under Item 2.01 thereof the consummation on June 1, 2015 of the transactions contemplated by that certain Membership Interest Purchase Agreement by and among StarTek, Inc., MDC Corporate (US), and MDC Acquisition Inc. Pursuant to the Membership Interest Purchase Agreement, STARTEK acquired substantially all of the assets, properties and business of Accent Marketing Services, L.L.C. ("ACCENT").

This Amendment No. 1 on Form 8-K/A amends and supplements the Form 8-K to provide the required historical audited financial statements, historical unaudited interim financial statements and pro forma financial information that were not filed with the Form 8-K and that are permitted to be filed by this amendment.
(a) Financial Statements of Business Acquired.
The (i) audited financial statements of ACCENT including the audited balance sheets of ACCENT at December 31, 2014, 2013 and 2012 and the audited statements of operations and comprehensive loss and cash flows for ACCENT for each of the three years ended December 31, 2014, the notes related thereto and the report of EKS&H LLLP, independent registered public accounting firm, and (ii) the unaudited interim financial statements of ACCENT, including the unaudited balance sheet of ACCENT at March 31, 2015 and the unaudited statements of operations and comprehensive loss and cash flows for ACCENT for each of the three month periods ended March 31, 2015 and 2014 and the notes related thereto, are collectively filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by this reference.
(b) Pro Forma Financial Information.
The unaudited pro forma combined financial information of STARTEK and ACCENT, including a pro forma balance sheet at March 31, 2015 and pro forma statements of operations for the three months ended March 31, 2015 and the year ended December 31, 2014, giving effect to STARTEK's acquisition of ACCENT's assets, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by this reference.

(d)	Exhibits.
23.1	Consent of EKS&H LLLP, Independent Registered Public Accounting Firm
99.1
Audited financial statements of Accent Marketing Services, L.L.C as of and for the years ended December 31, 2014, 2013 and 2012; and unaudited interim financial statements of Accent Marketing Services, L.L.C as of and for the three months ended March 31, 2015 and 2014.

99.2	Unaudited pro forma combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

By:	/s/ Lisa A. Weaver	Date: August 10, 2015
Lisa A. Weaver
Senior Vice President, Chief Financial Officer and Treasurer